Exhibit 99.1
9341 Courtland Drive, Rockford, MI 49351
Phone (616) 866-5500
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FOR IMMEDIATE RELEASE
CONTACT: Dave Latchana, (616) 863-4226

WOLVERINE WORLDWIDE APPOINTS BISHU JAYARAM
AS CHIEF SUPPLY CHAIN OFFICER

Industry and company veteran brings decades of
supply chain expertise to help advance strategic transformation

ROCKFORD, Mich., December 21, 2023 – Wolverine World Wide, Inc. (NYSE: WWW) announced today that it has appointed Bishu Jayaram to serve in the newly-created role of Chief Supply Chain Officer. This position will be responsible for global sourcing, distribution, logistics, and integrated planning – a critical role in driving the Company’s ongoing transformation into a consumer-obsessed growth company.

Mr. Jayaram, a seasoned executive with over 20 years in supply chain and sourcing roles, has served as Wolverine Worldwide’s Senior Vice President of Global Sourcing for the past two years, leading sourcing activities for all product categories across the Company’s portfolio of brands. Before joining Wolverine, he spent six years with VF Corporation in a variety of supply chain capacities, including leading Asia sourcing for all footwear, equipment, and packs – while also leading global material supply for all apparel, footwear, and equipment. Earlier in his career, Mr. Jayaram held supply chain and costing roles with Avery Denison, Adidas, and Gap, Inc.

“Bishu has a proven track record of successfully navigating complex supply chain landscapes and implementing innovative strategies and has led the Company’s sourcing organization during a period of unprecedented supply chain volatility,” said Chris Hufnagel, President and CEO of Wolverine Worldwide, to whom Mr. Jayaram will report. “His appointment aligns well with our commitment to enhancing operational efficiency, building great brands across the globe, and transforming us into a consumer-obsessed growth company.”

In conjunction with this appointment, the Company also announced that Jim Zwiers, Executive Vice President and President of its Global Operations Group, will transition away from Wolverine Worldwide in early 2024. A 25-year veteran of the Company, Mr. Zwiers has served in a variety of roles over his career – including as President of the Outdoor and Lifestyle Group, President of the International Group, General Counsel, and leading the Company’s mergers and acquisitions function.

“Jim has dedicated his time and talent to Wolverine Worldwide for the last 25 years. We thank and recognize him for his many years of dedicated service to the Company, and wish him only the very best,” said Mr. Hufnagel.

ABOUT WOLVERINE WORLDWIDE

Founded in 1883 on the belief in the possibility of opportunity, Wolverine World Wide, Inc. (NYSE:WWW) is one of the world’s leading marketers and licensors of branded casual, active lifestyle, work, outdoor sport, athletic, children's and uniform footwear and apparel. Through a diverse portfolio of highly recognized brands, our products are designed to empower, engage and inspire our consumers every step of the way. The Company’s portfolio includes Merrell®, Saucony®, Sperry®, Sweaty Betty®, Hush Puppies®, Wolverine®,  Chaco®, Bates®,

HYTEST®, and Stride Rite®. Wolverine Worldwide is also the global footwear licensee of the popular brands Cat® and Harley-Davidson®. Based in Rockford, Michigan, for 140 years, the Company's products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements, including statements regarding the Company’s expectations with respect to: the responsibilities and role of the Company’s Chief Supply Chain Officer; the Company’s ongoing transformation into a consumer-obsessed growth company; and the Company’s commitment to enhancing operational efficiency and building its brands across the globe. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: the risk that the Company will be able to successfully implement its growth and profit improvement strategies; changes in general economic conditions, employment rates, business conditions, interest rates, tax policies, inflationary pressures and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; supply chain or other capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for contract manufacturers; the effects of the COVID-19 pandemic and other health crises and containment efforts on the Company’s business, operations, financial results and liquidity, including the duration and magnitude of such effects; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; effects of changes in general economic conditions and/or the credit markets on the Company’s distributors, suppliers and retailers; increases in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the potential breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; problems affecting the Company’s supply chain or distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other intangibles; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

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